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                                                                   EXHIBIT 10.41
                                    AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

        This Amendment to Loan and Security Agreement is entered into as of August 25, 1997, by and between Silicon Valley Bank ("Bank") and AG Associates, Inc. ("Borrower").

                                    RECITALS

        Borrower and Bank are parties to that certain Loan and Security Agreement dated as of August 2, 1996, as amended, (the "Agreement"). Borrower has asked Bank to amend certain provisions of the Agreement.
Bank has agreed to do so in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

        1. Sections 6.8 and 6.11 are amended to read as follows (and Exhibit D is amended to reflect such changes to be in the form of Exhibit D attached hereto):

               6.8 Quick Ratio. Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities of at least
1.25 to 1.00.

               6.11 Profitability. Borrower shall not suffer a loss in excess of $550,000 for the fiscal quarter ending September 30, 1997 or a loss in excess of $100,000 for the fiscal quarter ending December 31, 1997. Borrower shall be profitable for each fiscal quarter thereafter.

        2. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

        3. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

        4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        5. As a condition to the effectiveness of this Amendment, Borrower shall reimburse Bank for the Bank Expenses incurred in connection with this Amendment.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                  AG ASSOCIATES, INC.

                                  By
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                                  Title
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                                  SILICON VALLEY BANK

                                  By
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                                  Title
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